                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13
Report of Independent Accountants................ 17
Dividend Reinvestment Plan....................... 18

VFM ANR 10/97

                             LETTER TO SHAREHOLDERS
September 25, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan Stanley
Group Inc., paving the way for the
development of a prominent global
financial services company. More                          [PHOTO]
recently, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. agreed to
merge. The merger was completed on May
31, 1997, creating the combined company
of Morgan Stanley, Dean Witter,            DENNIS J. MCDONNELL AND DON G. POWELL
Discover & Co. This preeminent global
financial services firm boasts a market
capitalization of approximately $34 billion and leading market positions in securities, asset management, and credit services. Additionally, I am very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley, Dean Witter, Discover & Co. will continue to work to the benefit of our fund shareholders as we move into the next century.

ECONOMIC REVIEW

    Stability and growth continued to characterize the U.S. economic environment during the past 12 months. In the first quarter of 1997, the economy accelerated at its fastest pace since 1987. Consumer confidence remained high, and unemployment fell to 4.9 percent at the end of August, one of the lowest levels since 1973.
    Despite this vigorous pace of economic growth, there were few signs of inflation. Wholesale prices fell during each of the first seven months of 1997, while at the consumer level, prices rose by a mere 2.2 percent during the 12 months through August. The strength of the U.S. dollar also helped curb inflation by making imported goods less costly.
    Meanwhile, on the state level, tourism and construction continued to drive Florida's healthy economic growth. After a decline in employment growth in 1996, employment gains rebounded in the first half of 1997, and helped maintain unemployment at a level below 5 percent. Expectations of continued economic health combined with conservative fiscal management resulted in the Standard & Poor's upgrading Florida's general obligation debt rating from AA to AA+. Additionally, Moody's also upgraded the state's rating from Aa to Aa2.

MARKET REVIEW

    The bond market responded positively during most of the reporting period. The rally that began in May of 1996 continued through year end. This situation, however, reversed
                                                           Continued on page two
in early 1997. With the economy picking up speed and cautionary remarks by Federal Reserve Chairman Alan Greenspan about tighter monetary policy, inflationary fears were ignited and interest rates began to rise. When the Fed raised short-term interest rates by a modest 0.25 percent in March, interest rates peaked and then began to decline in April as inflationary fears abated.
    During the reporting period, tax-exempt interest rates declined overall. On August 31, 1997, 30-year AAA-rated municipal securities offered a tax-exempt yield of 5.30 percent, compared to 5.71 percent one year ago. In comparison, the 30-year Treasury bond yielded 6.61 percent as of August 31, 1997 versus 7.11 percent as of August 31, 1996. The ratio of municipal yields to Treasury yields remained at an attractive level during the period despite a slight drop from
80.3 percent on August 31, 1996 to 80.2 percent on August 31, 1997.
    The most significant trend in the municipal market has been the increasing number of insured AAA-rated bonds that are coming to market. Credit spreads have narrowed dramatically due to an 18.1 percent increase in new insured bond issuance during the first eight months of 1997. In Florida, 5.7 percent of new volume through August came to market insured. This has dramatically narrowed credit spreads.

FUND STRATEGY

We employed the following strategies to manage the portfolio during the 12-month period:

- As of August 31, 1997, over 81 percent of the Trust's long-term investments are rated AAA, relatively unchanged over the period. The high percentage of insured issuance coming to market has compressed yield spreads, making AAA-rated yields more attractive. While we actively seek lower-rated and non-rated offerings that enhance the Trust's dividend-paying ability and that should help reduce volatility, credits which meet our rigid research criteria are often difficult to find. During the period, however, we were able to purchase positions in Santa Rosa Bay Bridge Authority (Non-Rated/BBB-) and Centro de Recaudaciones (Non-Rated/Non-Rated). Both positions have done well since our acquisition.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of August 31, 1997*

AAA............ 81.4%
AA.............  5.0%
A..............  4.2%
BBB............  7.5%
Non-Rated......  1.9%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.


                                                         Continued on page three

- We adjusted the portfolio's duration to 5.66 years on August 31, 1997, based on our interest rate outlook. Duration, expressed in years, is a measurement of the Trust's volatility to interest rate movements. Portfolios with shorter durations have tended to perform better when interest rates rise, while funds with longer durations have tended to outperform when interest rates decline. In anticipation that the Fed would raise rates in March, we shortened the duration. When rates declined after the March up-tick, we lengthened the duration. Our interest rate outlook at the end of the reporting period moved to a more neutral stance.

    To reduce our exposure to pre-refunded securities that will mature on the pre-refunded date, we purchased approximately $3 million in municipal "forwards" for Pensacola Airport. These forwards, which do not settle until June 1998, were acquired at yields of 6.10 to 6.23 percent. Locking in a yield above 6.00 percent for AAA-rated securities should help reduce the reinvestment risk for the portfolio.

                                 [BAR GRAPH]

Twelve-month Dividend History
For the Period Ended August 31, 1997

                    Distribution per
Date                  Common Share
----                ----------------
Sep 1996                $.0875
Oct 1996                $.0875
Nov 1996                $.0875
Dec 1996                $.0875
Jan 1997                $.0875
Feb 1997                $.0875
Mar 1997                $.0875
Apr 1997                $.0875
May 1997                $.0875
Jun 1997                $.0825
Jul 1997                $.0825
Aug 1997                $.0825

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    The Van Kampen American Capital Florida Quality Municipal Trust continued its positive performance during the fiscal year. For the year ended August 31, 1997, the Trust generated a total return at market price of 10.33 percent(1), including reinvestment of income dividends totaling $1.035 per common share. The Trust offered a tax-exempt distribution rate of 5.70 percent(3), based on the closing common stock price of $17.375 per share on August 31, 1997. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 8.91 percent(4) (for investors in the 36 percent federal income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 3.00 percent premium to its net asset value of $16.83.

                                                          Continued on page four

TOP FIVE INDUSTRY HOLDINGS BY SECTOR*

                                                            AS OF
                                                       AUGUST 31, 1997
Water and Sewer.........................................    20.1%
Health Care.............................................    19.3%
Retail Electric/Gas/Telephone...........................    15.4%
General Purpose.........................................    10.9%
Single-Family Housing...................................     7.4%

*As a Percentage of Long-Term Investments

OUTLOOK

    We expect the pace of economic activity for the remainder of 1997 to accelerate modestly from the relatively pedestrian rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. However, our long-term interest rate outlook remains bullish.
    We believe the Trust is positioned to perform well and do not anticipate making major changes to the structure of the portfolio. Our portfolio management team continues to seek a balance between the Trust's total return and its dividend income, as well as add value through security selection. The Trust continues to benefit from its leveraged capital structure, which provides common shareholders with above-market levels of dividend income. It should be noted, however, that a significant rise in short-term interest rates would have an unfavorable effect on the dividend-paying ability of the common shares, and would also negatively impact the price.
    We encourage investors to take this opportunity to consider how their investments are currently divided among the three major asset classes of stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way assets have grown to be allocated.
    Once again, we appreciate your continued confidence in your Van Kampen American Capital investments and the team who manages your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1997

          VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VFM)

COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)...........    10.33%
One-year total return based on NAV(2)....................     8.89%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)...............................................     5.70%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)..................................     8.91%

 SHARE VALUATIONS

Net asset value..........................................  $  16.83
Closing common stock price...............................  $ 17.375
One-year high common stock price (08/05/97)..............  $17.6875
One-year low common stock price (04/14/97)...............  $16.3750
Preferred share rate(5)..................................    3.524%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS 100.2%
          FLORIDA  96.2%
$ 1,000   Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC Insd)....   6.750%  07/01/12   $  1,117,580
    250   Broward Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Rfdg Ser A (GNMA Collateralized)............   6.200   04/01/30        259,193
  1,450   Cape Canaveral, FL Hosp Dist Rev Ctfs (AMBAC
          Insd)...........................................   6.875   01/01/21      1,575,817
  1,135   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................       *   10/01/13        422,810
  3,205   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................       *   10/01/14      1,113,481
  4,005   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................       *   10/01/15      1,297,620
  4,005   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................       *   10/01/16      1,210,191
  2,000   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................       *   10/01/17        563,600
  1,960   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................       *   10/01/18        515,108
  1,000   Charlotte Cnty, FL Util Rev (Prerefunded @
          10/01/01) (FGIC Insd)...........................   6.875   10/01/21      1,113,370
    725   Clay Cnty, FL Hsg Fin Auth Rev Single Family Mtg
          (GNMA Collateralized)...........................   6.500   09/01/21        763,309
    750   Cocoa, FL Wtr & Swr Rev Impt (FGIC Insd)........   5.875   10/01/26        778,125
    750   Dade Cnty, FL Edl Fac Auth Rev Univ of Miami Ser
          B (MBIA Insd)...................................   5.750   04/01/20        771,525
  1,280   Dade Cnty, FL Hlth Fac Auth Hosp Rev North Shore
          Med Cent Proj Rfdg (Prerefunded @ 08/15/02)
          (AMBAC Insd)....................................   6.000   08/15/10      1,370,662
  4,000   Dade Cnty, FL Hlth Fac Auth Hosp Rev South Miami
          Hosp Proj Ser A (Prerefunded @ 10/01/01) (AMBAC
          Insd)...........................................   6.750   10/01/20      4,431,720
    130   Dade Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Ser E Rfdg (GNMA Collateralized)................   7.000   03/01/24        136,969
 20,445   Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser B
          Rfdg (AMBAC Insd)...............................       *   10/01/28      3,164,886
 16,125   Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser B
          Rfdg (AMBAC Insd)...............................       *   10/01/29      2,341,189
  1,000   Dade Cnty, FL Wtr & Swr Sys Rev Rfdg (FGIC
          Insd)...........................................   5.000   10/01/13        974,080
  1,000   Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC
          Insd)...........................................   5.750   11/15/10      1,043,010
  2,000   Dunedin, FL Hosp Rev Mease Hlthcare (Prerefunded
          @ 11/15/01) (MBIA Insd).........................   6.750   11/15/21      2,220,580
  1,000   Escambia Cnty, FL Hlth Fac Auth Hlth Fac Rev
          Baptist Hosp & Baptist Manor....................   6.750   10/01/14      1,072,120
  1,000   Escambia Cnty, FL Pollutn Ctl Rev Champion Intl
          Corp Proj.......................................   6.900   08/01/22      1,103,120
  5,485   Florida Hsg Fin Agy Home Ownership Mtg (GNMA
          Collateralized).................................   8.595   11/01/18      6,043,812
    200   Florida Hsg Fin Agy Homeowner Mtg Ser 2 (MBIA
          Insd)...........................................   5.900   07/01/29        202,190
  2,000   Florida Hsg Fin Agy Homeowner Mtg Ser 3.........   6.350   07/01/28      2,095,360

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,000   Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
          (AMBAC Insd)....................................   6.150%  07/01/25   $  1,029,190
  1,000   Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
          (AMBAC Insd)....................................   6.250   07/01/35      1,035,320
    500   Florida Hsg Fin Agy Hsg Riverfront Apts Ser A
          (AMBAC Insd)....................................   6.250   04/01/37        518,760
  2,250   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          (Prerefunded @ 06/01/01)........................   6.750   06/01/21      2,460,330
    975   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          Rfdg............................................   7.250   06/01/23      1,060,644
  1,025   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg
          (Prerefunded @ 06/01/00)........................   7.250   06/01/23      1,124,446
  1,650   Florida St Muni Pwr Agy Rev Pwr Supply Rfdg
          (Prerefunded @ 10/01/01) (AMBAC Insd)...........   6.250   10/01/19      1,798,747
  1,000   Florida St Tpk Auth Tpk Rev Ser A Rfdg (FGIC
          Insd)...........................................   5.250   07/01/22        964,970
  2,000   Halifax Hosp Med Cent FL Hosp Rev Ser A Rfdg
          (Prerefunded @ 10/01/01) (MBIA Insd)............   7.000   10/01/13      2,234,420
  4,670   Hernando Cnty, FL Sch Brd Ctfs Partn (FSA
          Insd)...........................................   6.500   07/01/12      5,057,050
  1,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg..............   8.000   05/01/22      1,156,450
  2,000   Hollywood, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (FGIC Insd)...........................   6.875   10/01/21      2,226,740
  7,950   Jacksonville, FL Elec Auth Rev Bulk Pwr Supply
          Scherer (Prerefunded @ 10/01/00)................   6.750   10/01/16      8,642,127
  3,500   Jacksonville, FL Elec Auth Rev Saint John's
          River Issue 2 Ser 5 Rfdg (Prerefunded @
          10/01/99).......................................   6.500   10/01/14      3,716,405
  3,350   Jacksonville, FL Excise Tax Rev Ser B (AMBAC
          Insd)...........................................   6.500   10/01/16      3,541,653
  1,665   Jacksonville, FL Gtd Entitlement Rev Ser A Rfdg
          (AMBAC Insd)....................................   5.500   10/01/12      1,695,203
  2,000   Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
          (Connie Lee Insd)...............................   6.500   02/01/11      2,174,720
  5,000   Kissimmee, FL Util Auth Elec Sys Rev Rfdg & Impt
          (Prerefunded @ 10/01/01) (FGIC Insd)............   6.500   10/01/17      5,497,200
    485   Lee Cnty FL Hosp Brd Directors Hosp Rev Lee Mem
          Hlth Sys Ser A (MBIA Insd)......................   5.875   04/01/24        499,569
  1,490   Lee Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Multi-Cnty Pgm Ser A (GNMA Collateralized)......   7.450   09/01/27      1,663,957
  1,000   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj A Rfdg.............   7.875   12/15/25      1,154,930
  4,000   Miami, FL Hlth Fac Auth Hlth Fac Rev Mercy Hosp
          Proj (Prerefunded @ 08/01/01) (AMBAC Insd)......   6.750   08/01/20      4,418,560
  5,000   Miramar, FL Wastewater Impt Assmt Rev (FGIC
          Insd)...........................................   6.750   10/01/25      5,593,100
  5,000   Orange Cnty, FL Hlth Fac Auth Rev (Inverse Fltg)
          (MBIA Insd) (c).................................   8.949   10/29/21      5,956,250
  2,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist
          Hlth/Sunbelt Ser A (AMBAC Insd).................   6.875   11/15/15      2,205,240
  1,000   Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
          Mtg Hands Inc Proj Ser A........................   8.000   10/01/25      1,019,270
    775   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev (GNMA Collateralized).......................   6.550   10/01/21        816,075

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 7,500   Palm Beach Cnty, FL Arpt Sys Rev Rfdg (MBIA
          Insd)...........................................   7.750%  10/01/10   $  8,501,625
    270   Palm Beach Cnty, FL Hsg Fin Auth Multi-Family
          Rev (FSA Insd)..................................   5.900   06/01/29        273,367
  1,500   Pensacola, FL Arpt Rev Ser A Rfdg (MBIA Insd)
          (a).............................................   6.000   10/01/12      1,547,535
  1,565   Pensacola, FL Arpt Rev Ser A Rfdg (MBIA Insd)
          (a).............................................   6.125   10/01/18      1,616,175
  3,250   Polk Cnty, FL Indl Dev Auth Indl Dev Rev IMC
          Fertilizer Inc Ser A............................   7.525   01/01/15      3,517,995
  3,500   Reedy Creek, FL Impt Dist FL Ser A..............   6.000   06/01/16      3,654,595
  5,000   Reedy Creek, FL Impt Dist FL Util Rev (AMBAC
          Insd)...........................................   7.250   10/01/08      5,362,500
 14,000   Reedy Creek, FL Impt Dist FL Util Rev Ser 1991-1
          (Prerefunded @ 10/01/01) (MBIA Insd) (b)........   6.500   10/01/16     15,274,420
  1,000   Saint Lucie Cnty, FL Sales Tax Rev (Prerefunded
          @ 10/01/02) (FGIC Insd).........................   6.500   10/01/22      1,112,010
  1,000   Santa Rosa Bay Bridge Auth FL Rev...............   6.250   07/01/28      1,022,810
  1,460   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Pk (Prerefunded @ 07/01/02)....  10.000   07/01/22      1,804,326
  1,250   Tarpon Springs, FL Hlth Fac Auth Hosp Rev Helen
          Ellis Mem Hosp Proj.............................   7.500   05/01/11      1,332,650
  1,250   Tarpon Springs, FL Hlth Fac Auth Hosp Rev Helen
          Ellis Mem Hosp Proj.............................   7.625   05/01/21      1,337,738
                                                                                ------------
                                                                                 153,320,499
                                                                                ------------
          PUERTO RICO  4.0%
  1,886   Centro de Recaudaciones de Ingresos Muni Ctfs
          Partn...........................................   6.850   10/17/03      1,956,694
  2,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          W...............................................   5.500   07/01/15      2,017,980
  1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          X Rfdg..........................................   5.500   07/01/19        987,410
  1,250   Puerto Rico Elec Pwr Auth Pwr Rev Ser T.........   6.375   07/01/24      1,361,687
                                                                                ------------
                                                                                   6,323,771
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  100.2%
  (Cost $145,780,155)........................................................    159,644,270
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)................................       (327,300)
                                                                                ------------
NET ASSETS  100.0%...........................................................   $159,316,970
                                                                                ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $145,780,155).......................    $159,644,270
Receivables:
  Interest..................................................       2,835,103
  Investments Sold..........................................         282,075
Other.......................................................           1,158
                                                                ------------
      Total Assets..........................................     162,762,606
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       3,031,753
  Investment Advisory Fee...................................          94,962
  Custodian Bank............................................          60,329
  Income Distributions--Common and Preferred Shares.........          53,103
  Administrative Fee........................................          27,132
  Affiliates................................................          14,385
Accrued Expenses............................................          93,164
Deferred Compensation and Retirement Plans..................          70,808
                                                                ------------
      Total Liabilities.....................................       3,445,636
                                                                ------------
NET ASSETS..................................................    $159,316,970
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,000 issued with liquidation preference of
  $50,000 per share)........................................    $ 50,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,496,170 shares issued and
  outstanding)..............................................          64,962
Paid in Surplus.............................................      96,162,928
Net Unrealized Appreciation.................................      13,864,115
Accumulated Undistributed Net Investment Income.............         414,475
Accumulated Net Realized Loss...............................      (1,189,510)
                                                                ------------
      Net Assets Applicable to Common Shares................     109,316,970
                                                                ------------
NET ASSETS..................................................    $159,316,970
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($109,316,970 divided
  by 6,496,170 shares outstanding)..........................    $      16.83
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 9,881,861
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      1,106,852
Administrative Fee..........................................        316,243
Preferred Share Maintenance.................................        138,883
Trustees Fees and Expenses..................................         29,106
Legal.......................................................          9,405
Custody.....................................................          8,217
Amortization of Organizational Costs........................            428
Other.......................................................        166,998
                                                                -----------
    Total Expenses..........................................      1,776,132
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 8,105,729
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   245,032
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     11,272,413
  End of the Period.........................................     13,864,115
                                                                -----------
Net Unrealized Appreciation During the Period...............      2,591,702
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 2,836,734
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $10,942,463
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                          August 31, 1997    August 31, 1996
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................     $  8,105,729       $  7,959,956
Net Realized Gain.......................................          245,032             56,881
Net Unrealized Appreciation/Depreciation During the
  Period................................................        2,591,702           (584,044)
                                                             ------------       ------------
Change in Net Assets from Operations....................       10,942,463          7,432,793
                                                             ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................       (6,705,935)        (6,776,256)
  Preferred Shares......................................       (1,752,659)        (1,796,477)
                                                             ------------       ------------
Total Distributions.....................................       (8,458,594)        (8,572,733)
                                                             ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....        2,483,869         (1,139,940)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................          522,937            226,109
                                                             ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...................        3,006,806           (913,831)
NET ASSETS:
Beginning of the Period.................................      156,310,164        157,223,995
                                                             ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $414,475 and $772,336,
  respectively).........................................     $159,316,970       $156,310,164
                                                             ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                      September 27, 1991
                                                                                        (Commencement
                                                 Year Ended August 31,                  of Investment
                                    -----------------------------------------------     Operations) to
                                     1997      1996      1995      1994      1993      August 31, 1992
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period (a)........................ $16.444   $16.621   $16.282   $17.392   $16.013           $14.786
                                    -------   -------   -------   -------   -------           -------
 Net Investment Income.............   1.251     1.232     1.266     1.275     1.346             1.049
 Net Realized and Unrealized
   Gain/Loss.......................    .438     (.081)     .497    (1.100)    1.309             1.116
                                    -------   -------   -------   -------   -------           -------
Total from Investment Operations...   1.689     1.151     1.763      .175     2.655             2.165
                                    -------   -------   -------   -------   -------           -------
Less:
 Distributions from Net Investment
   Income:
   Paid to Common Shareholders.....   1.035     1.050     1.050     1.050     1.007              .743
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders........    .270      .278      .293      .202      .185              .195
 Distributions from and in Excess
   of Net Realized Gain:
   Paid to Common Shareholders.....     -0-       -0-      .068      .029      .068               -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders........     -0-       -0-      .013      .004      .016               -0-
                                    -------   -------   -------   -------   -------           -------
Total Distributions................   1.305     1.328     1.424     1.285     1.276              .938
                                    -------   -------   -------   -------   -------           -------
Net Asset Value, End of the
 Period............................ $16.828   $16.444   $16.621   $16.282   $17.392           $16.013
                                    =======   =======   =======   =======   =======           =======
Market Price Per Share at End of
 the Period........................ $17.375   $16.750   $15.625   $15.625   $17.125           $15.625
Total Investment Return at
 Market Price (b)..................  10.33%    14.18%     7.58%    (2.62%)   17.05%             9.33%*
Total Return at Net Asset Value
 (c)...............................   8.89%     5.30%     9.47%     (.23%)   15.91%            11.96%*
Net Assets at End of the Period
 (In millions)..................... $ 159.3   $ 156.3   $ 157.2   $ 155.0   $ 161.9           $ 152.9
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares............................   1.64%     1.67%     1.72%     1.66%     1.63%             1.60%
Ratio of Expenses to Average Net
 Assets............................   1.12%     1.14%     1.16%     1.14%     1.11%             1.12%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d).................   5.87%     5.70%     6.06%     6.33%     7.04%             6.24%
Portfolio Turnover.................      9%        8%       17%       19%       13%               37%*

 * Non-Annualized

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.214 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Florida Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                                August 31, 1997
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $30,000. These costs were amortized on a straight line basis over the 60 month period ended September 26, 1996.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $1,189,510 which will expire between August 31, 2003 and August 31, 2004, respectively.

    At August 31, 1997, for federal income tax purposes, cost for long-term investments is $145,780,155, the aggregate gross unrealized appreciation is $13,953,794 and the aggregate gross unrealized depreciation is $89,679, resulting in net unrealized appreciation of $13,864,115.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Permanent book and tax basis differences relating to the recognition of certain income which is not taxable for tax purposes totaling $4,996 has been reclassified from accumulated undistributed net investment income to capital.

    Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended August 31, 1997, 100% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

                                August 31, 1997
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended August 31, 1997, the Trust recognized expenses of approximately $6,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended August 31, 1997, the Trust recognized expenses of approximately $66,100 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 1997 and 1996, common share paid in surplus aggregated $96,162,928 and $95,635,308, respectively.

                                               YEAR ENDED        YEAR ENDED
                                             AUGUST 31, 1997   AUGUST 31, 1996
------------------------------------------------------------------------------
Beginning Shares............................       6,464,916         6,451,214
Shares Issued Through Dividend
  Reinvestment..............................          31,254            13,702
                                                   ---------         ---------
Ending Shares...............................       6,496,170         6,464,916
                                                   =========         =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $20,038,899 and $14,103,697, respectively.

                                August 31, 1997
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 1,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on August 31, 1997 was 3.524%. During the year ended August 31, 1997, the rates ranged from 3.280% to 3.822%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Florida Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Florida Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Florida Quality Municipal Trust as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
October 8, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

          VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of trustees and the selection of independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 5,160,046 shares voted for the proposal, 110,129 shares voted against, 210,686 shares abstained and 0 shares represented broker non-votes. With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust, 803 shares voted in his favor and 0 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust, 5,376,312 shares voted in his favor and 103,745 shares withheld. The other trustees of the Fund whose terms did not expire in 1997 are Dennis J. McDonnell, Theodore A. Myers, Hugo F. Sonnenschein, David C. Arch and Howard J Kerr. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 5,351,262 shares voted in favor of the proposal, 32,472 shares voted against, 97,126 shares abstained and 0 shares represented broker non-votes.